Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes

11. Income Taxes

Provision for/(benefit from) income taxes for the years ended December 31 consisted of the following (in millions):

	2012	2011	2010
Continuing Operations:
Irish corporation tax — current	$—	$—	$0.5
Irish corporation tax — deferred	(369.0)	(37.0)	(29.8)
Foreign taxes — current	0.6	(3.4)	1.5
Foreign taxes — deferred	7.9	28.4	(24.4)

Benefit from income taxes — continuing operations	(360.5)	(12.0)	(52.2)

Discontinued Operations:
Irish corporation tax — current	—	—	—
Irish corporation tax — deferred	34.0	36.9	28.5
Foreign taxes — current	—	—	—
Foreign taxes — deferred	26.7	22.7	25.8

Provision for income taxes — discontinued operations	60.7	59.6	54.3

Provision for/(benefit from) income taxes — continuing and discontinued operations	$(299.8)	$47.6	$2.1

Total current taxes	0.6	(3.4)	2.0
Total deferred taxes	(300.4)	51.0	0.1
Tax expense reported in shareholders’ equity related to equity awards	—	—	2.4

The net tax benefit for 2012 for continuing operations was a credit of $360.5 million (2011: $12.0 million benefit; 2010: $52.2 million benefit). The net tax benefits for each of the three years ended December 31, 2012, 2011 and 2010 reflects the availability of Irish and U.S losses and Irish and U.S. income taxes at standard rates in the jurisdictions in which we operate. In 2012, we did not record any adjustment to shareholders’ equity (2011: $Nil; 2010: $2.4 million reduction) to reflect tax shortfalls or windfalls related to equity awards.

Current tax, including Irish corporation tax and foreign taxes, is provided on our taxable profits, using the tax rates and laws that have been enacted by the balance sheet date. In each of the three years ended December 31, 2012, 2011 and 2010, substantially all of our income in Ireland was not subject to tax due to the availability of tax losses or other tax reliefs.

The total deferred tax benefit of $361.1 million for continuing operations for 2012 (2011: $8.6 million benefit; 2010: $54.2 million benefit) includes an Irish deferred tax credit of $369.0 million and a U.S. deferred tax expense of $7.9 million. The Irish deferred tax credit of $369.0 million relates primarily to the recognition of DTAs the benefits of which will more likely than not be recognized by off-setting Irish taxable income arising from the Tysabri divestment announced on February 6, 2013 and the availability of current year Irish losses that are used to off-set profits attributable to discontinued operations. The U.S. deferred tax expense of $7.9 million relates primarily to an increase in the valuation allowance relating to U.S. deferred tax assets we are unlikely to benefit from given the reduced recurring U.S. income going forward as a result of the Tysabri divestment in 2013, offset by the availability of current year U.S. losses that are used to off-set profits attributable to discontinued operations.

In 2011, the $8.6 million deferred tax benefit was primarily due to the availability of Irish and U.S. losses arising on continuing operations offset by a $40.0 million charge arising due to the application of new state tax income attribution rules. Following the introduction of these new rules, we no longer expected to benefit from certain state tax loss and credit carry forwards and therefore reduced our state DTAs by this amount.

In 2010, the $54.2 million deferred tax benefit was primarily due to the availability of Irish and U.S. losses arising on continuing operations which were used to offset profits attributable to discontinued operations.

For a commentary on the net tax charge attributable to discontinued operations for the three years ended December 31, 2012, 2011 and 2010 please refer to Note 12.

The effective tax rate differs from the Irish tax rate of 12.5% as follows (in millions):

	2012	2011	2010
Net loss before tax from continuing operations	$(733.2)	$(465.5)	$(613.5)
Irish standard tax rate	12.5%	12.5%	12.5%
Taxes at the Irish standard rate	(91.6)	(58.2)	(76.7)
Irish income at rates other than Irish standard rate	0.1	0.6	(0.6)
Foreign income at rates other than the Irish standard rate	(50.5)	(44.8)	(85.9)
Deferred tax impact of new income tax rules	—	40.0	—
Adjustments to valuation allowance	(240.8)	41.9	47.7
Zonegran settlement(1)	—	—	59.2
Expenses/losses deriving no tax benefit	4.0	0.5	0.5
Impairment of carrying value of Janssen AI investment	14.7	—	—
Other	3.6	8.0	3.6

Benefit from income taxes	$(360.5)	$(12.0)	$(52.2)

(1)

In 2010, $169.2 million of the $206.3 million settlement reserve charge related to the Zonegran global settlement resolving all U.S. federal and related state Medicaid claims will not be deductible for tax purposes, thus creating a $59.2 million difference in the 2010 tax rate reconciliation.

The Irish income rate differential reconciling item of $0.1 million for the year ended December 31, 2012 and $0.6 million for the year ended December 31, 2011, primarily relate to profits arising in Elan Finance plc which are taxable at the higher rate of 25%.

The foreign rate differential reconciling item of $50.5 million for the year ended December 31, 2012, was comprised primarily of a $32.3 million tax reduction related to Bermudian income, a $1.1 million tax reduction in ROW income and a $17.1 million benefit related to U.S. losses. The foreign rate differential reconciling item of $44.8 million for the year ended December 31, 2011, was comprised of a $33.2 million tax reduction related to the Bermudian income, a $13.0 million benefit related to U.S. losses partially off-set by an increase of $1.4 million related to ROW income. The foreign rate differential reconciling item of $85.9 million for the year ended December 31, 2010, was comprised of a $46.4 million tax reduction related to the Zonegran settlement charge of $206.3 million, and a $33.5 million tax reduction related to Bermudian income, and a $6.0 million benefit related to U.S. losses.

The valuation allowance differential reconciling item of $240.8 million for the year ended December 31, 2012 relates primarily to the recognition of Irish DTAs expected to be utilized in 2013 as a result of the announced Tysabri divestment. This is partially offset by a U.S. deferred tax charge arising from the increase in the U.S. valuation allowance on DTAs from which we are now unlikely to benefit.

Distribution of net loss for continuing operations before provision for income taxes by geographical area for the years ended December 31 consisted of the following (in millions):

	2012	2011	2010
Ireland	$(926.8)	$(688.2)	$(632.9)
Foreign	193.6	222.7	19.4

Net loss before provision for income taxes	$(733.2)	$(465.5)	$(613.5)

Deferred Tax

The full potential amounts of deferred tax at December 31 of each year consisted of the following deferred tax assets and liabilities (in millions):

	2012	2011
Deferred tax liabilities:
Property, plant and equipment	$—	$(0.3)

Total deferred tax liabilities	$—	$(0.3)

Deferred tax assets:
Net operating losses	$354.4	$327.5
Deferred interest	263.0	236.4
Intangibles/capitalized items	6.2	8.2
Tax credits	85.3	84.8
Reserves/provisions	31.5	41.1
Property, plant and equipment	6.0	6.8
Share-based compensation expense	30.7	30.8
Other	27.9	16.4

Total deferred tax assets	$805.0	$752.0

Valuation allowance	$(359.5)	$(606.6)

Net deferred tax asset	$445.5	$145.1

Net deferred tax asset is presented as:

	2012	2011
Current deferred tax asset	$380.9	$26.2
Non-current deferred tax asset	64.6	118.9

Net deferred tax asset	$445.5	$145.1

The valuation allowance recorded against the DTAs as of December 31, 2012, was $359.5 million. The net change in the valuation allowance for 2012 was a reduction of $247.1 million (2011: $26.4 million reduction; 2010: $46.7 million increase). The decrease in the valuation allowance of $247.1 million in 2012 arises primarily as a result of a $279.8 million decrease in the Irish valuation allowance and a $32.7 million increase in the U.S. valuation allowance. This net reduction in the valuation allowance primarily arises as a result of the Tysabri divestment and its impact on the recoverability of both our Irish and U.S. deferred tax benefits. In 2011, the reduction in the valuation allowance included the disposal of approximately $60 million of EDT DTAs following the sale of EDT to Alkermes plc. A full valuation allowance was previously recorded against these DTAs.

We have adjusted the above DTAs in relation to net operating losses to exclude stock option deductions for which we have had no book expense. In 2012, we did not record any adjustment to shareholders’ equity (2011: $Nil; 2010: $2.4 million reduction) to reflect tax shortfalls or windfalls related to equity awards.

The gross amounts of unused tax loss carryforwards with their expiration dates after adjusting for uncertain tax positions are as follows (in millions):

	At December 31, 2012
			U.S.	Rest of
	Ireland	U.S. State	Federal	World	Total
One year	$—	$—	$—	$5.0	$5.0
Two years	—	—	—	—	—
Three years	—	41.0	—	—	41.0
Four years	—	83.3	—	1.1	84.4
Five years	—	18.9	—	0.9	19.8
More than five years	2,615.5	79.4	523.4	—	3,218.3

Total	$2,615.5	$222.6	$523.4	$7.0	$3,368.5

At December 31, 2012, certain of our Irish subsidiaries had net operating loss carryovers for income tax purposes of $2,615.5 million. These can be carried forward indefinitely but are limited to the same trade/trades.

At December 31, 2012, certain U.S. subsidiaries had net operating loss carryovers for federal income tax purposes of approximately $523.4 million and for state income tax purposes of approximately $222.6 million. These net operating losses include stock option deductions. The federal net operating losses expire from 2018 to 2032. The state net operating losses expire from 2015 to 2032. In addition, at December 31, 2012, certain U.S. subsidiaries had federal research credit carryovers of $40.0 million; orphan drug credit carryovers of $9.7 million and alternative minimum tax (AMT) credits of $6.0 million. The $40.0 million of research credits will expire from 2018 through 2031 and the $9.7 million of orphan drug credits will expire from 2018 through 2020. The AMT credits will not expire. Certain U.S. subsidiaries also had state credit carryovers of $50.3 million which can be carried to subsequent tax years indefinitely. Due to the reduced recurring income as a result of the Tysabri divestment in 2013, we reviewed all federal and state deferred tax assets and recognized an additional valuation allowance against those deferred tax assets from which we do not expect to benefit. We have not had “changes in ownership” as described in the U.S. Internal Revenue Code Section 382 in 2012, 2011 or 2010.

The remaining loss carryovers of $7.0 million have arisen in The Netherlands and are subject to time limits and other local rules.

At December 31, 2012 approximately $559.0 million of net operating losses are derived from stock option exercises and we may record a credit of up to $171.7 million to shareholder’s equity to the extent that these losses are utilized in the future.

No taxes have been provided for the unremitted earnings of our overseas subsidiaries as any tax basis differences relating to investments in these overseas subsidiaries are considered to be permanent in duration. No taxable remittances have occurred during the last 3 years. Cumulative unremitted earnings of overseas subsidiaries totaled approximately $3,235.9 million at December 31, 2012 (2011: $2,973.9 million). Unremitted earnings may be liable to Irish taxation (potentially at a rate of 12.5%) if they were to be distributed as dividends.

Our gross unrecognized tax benefits at December 31, 2012, were $61.7 million (2011: $61.5 million; 2010: $73.4 million), of which $52.8 million (2011: $48.4 million; 2010: $72.2 million), if recognized, would affect the tax charge and as such would impact the effective tax rate. We report accrued interest and penalties related to unrecognized tax benefits in income tax expense. During 2012, we did not accrue any interest relating to unrecognized tax benefits and in total, as of December 31, 2012, we have recorded a liability for potential penalties and interest of $0.5 million and $1.8 million, respectively.

We expect our unrecognized tax benefits to increase by approximately $25 million in 2013 as a result of the Tysabri Transaction.

Activity related to our unrecognized tax benefits for the years ended December 31, 2012, consisted of the following (in millions):

	2012	2011	2010
Balance at January 1	$61.5	$73.4	$71.3
Tax positions related to current year:
Additions	3.4	3.3	3.2
Tax positions related to prior years:
Additions	0.5	—	—
Reduction	(0.3)	(13.1)	(1.0)
Settlements	—	(2.1)	—
Expiration of statutes of limitations	(3.4)	—	(0.1)

Balance at December 31	$61.7	$61.5	$73.4

Our major taxing jurisdictions include Ireland and the United States (federal and state). These jurisdictions have varying statutes of limitations. In the United States, the 2008 through 2012 tax years generally remain subject to examination by the respective tax authorities. Additionally, because of our U.S. loss carryforwards, years from 1998 through 2006 may be adjusted. These years generally remain open for three to four years after the loss carryforwards have been utilized. In Ireland, the tax years 2008 to 2012 remain subject to examination by the Irish tax authorities.